UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 24, 2007

BLUE RIVER BANCSHARES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana	0-24501	35-2016637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 East Washington Street
Shelbyville, Indiana 46176
(Address of Principal Executive Offices, including Zip Code)
(317) 398-9721
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐   Written communications pursuant to Rule 425 under the Securities Act
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.
On July 27, 2007, Blue River Bancshares, Inc. (the “Company”) issued a press release with respect to earnings for the quarter ended June 30, 2007. The full text of the press release is set forth in Exhibit 99.1 hereto.
The information in this Item 2.02, including the exhibit attached hereto, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On July 24, 2007, the Board of Directors of the Company appointed Sarita S. Grace as Senior Vice President and Chief Financial Officer of the Company. Ms. Grace will also continue to serve as the Executive Vice President and Chief Financial Office of the Paramount Bank division of the Company’s subsidiary, SCB Bank. Ms. Grace will earn a base salary of $105,000 per year.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On August 8, 2006, the Securities and Exchange Commission approved a new NASDAQ listing standard setting forth Direct Registration System (“DRS”) eligibility requirements, which require listed companies to become DRS eligible by January 1, 2008. DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer, and allows for the electronic transfer of securities. To meet DRS requirements, on July 24, 2007, the Company’s Board of Directors amended and restated its By-Laws to permit the issuance and transfer of uncertificated shares. Previously, the Company’s Bylaws provided every Company shareholder with the right to have a certificate certifying the number of shares owned by such shareholder. Such changes to the Bylaws are reflected in Article III, Sections 4, 6, 7 and 9.
Item 8.01. Other Events.
On July 24, 2007, the Board of Directors of the Company declared a quarterly dividend of $.025 per common share. The dividend will be payable on September 1, 2007, to shareholders of record at the close of business on August 15, 2007.
The Board of Directors also approved an amendment to the previously announced stock repurchase program. The amendment authorizes the purchase of up to 200,000 shares of Company common stock in addition to the 50,000 shares originally authorized. The stock repurchase program may be terminated or suspended at any time by resolution of the Board of Directors.

Item 9.01. Financial Statements and Exhibits.
(a) - (c)	Not applicable.

(d)	Exhibits.

3.2	Amended and Restated By-Laws of Blue River Bancshares, Inc.

99.1	Press Release by Blue River Bancshares, Inc., dated July 27, 2007
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: July 27, 2007

BLUE RIVER BANCSHARES, INC.
By:	/s/ Russell Breeden, III
Russell Breeden, III, Chairman,
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit
Number	Description

3.2	Amended and Restated By-Laws of Blue River Bancshares, Inc.
99.1	Press Release by Blue River Bancshares, Inc., dated July 27, 2007